UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets

On December 31, 2019, BSV Premier Brookhill LLC (“BSV Brookhill”) merged with and into a wholly owned subsidiary (“Brookhill Merger Sub”) of Broad Street Realty, Inc. (formerly known as MedAmerica Properties Inc.) (the “Company”) with BSV Brookhill surviving as a subsidiary of the Company (the “Brookhill Merger”). The Brookhill Merger was completed pursuant to the previously announced merger agreement, dated as of May 28, 2019 (as amended, the “Brookhill Merger Agreement”), by and among the Company, Broad Street Operating Partnership, LP (the “Operating Partnership”), Broohkill Merger Sub and BSV Brookhill. Pursuant to the Brookhill Merger Agreement, the Company issued an aggregate of 2,770,619 shares of its common stock to the prior investors in BSV Brookhill as consideration in the Brookhill Merger.

As a result of the Brookhill Merger, the Company acquired Brookhill Azalea Shopping Center, a retail shopping center located in Richmond, Virginia with approximately 163,291 square feet of gross leasable area. Following the Brookhill Merger, the Company contributed its interests in BSV Brookhill to the Operating Partnership in exchange for units of limited partnership interest in the Operating Partnership.

The Brookhill Merger Agreement is one of the 19 separate agreements and plans of merger relating to the mergers (collectively, the “Mergers”) described in the Company’s Current Report on Form 8-K filed on May 31, 2019. Eleven of the Mergers (the “Initial Mergers”) closed on December 27, 2019, which resulted in, among other things, changes in the management and board of directors of the Company, as described in the Company’s Current Report on Form 8-K filed on December 27, 2019. As consideration in the Brookhill Merger as a result of their interests in BSV Brookhill, (i) Michael Z. Jacoby, who became the Company’s chief executive officer and chairman of its board of directors in connection with the Initial Mergers, received 272,119 shares of the Company’s common stock, (ii) Thomas M. Yockey, who became a director of the Company in connection with the Initial Mergers, received 272,119 shares of the Company’s common stock, and (iii) Daniel J.W. Neal, who became a director of the Company in connection with the Initial Mergers, received 54,285 shares of the Company’s common stock. The consideration in the Brookhill Merger was negotiated between BSV Brookhill and the prior management team and board of directors of the Company prior to entering into the Brookhill Merger Agreement on May 28, 2019.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 1.01 above regarding the issuance of shares of the Company’s common stock in the Brookhill Merger is incorporated into this Item 3.02 by reference. The shares of common stock were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D thereunder. Issuances of common stock were only made to prior investors in BSV Brookhill who qualify as “accredited investors” as defined under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws. These statements are based on current expectations of the Company’s management with respect to the transactions and other matters described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of any of the remaining merger agreements; the outcome of any legal proceedings that may be instituted against the Company, the Broad Street entities or others  in connection with the Mergers; the inability to complete the remaining Mergers due to the failure to satisfy other conditions to completion of the remaining Mergers, including the financing condition and obtaining consent from the requisite lenders, or otherwise; the ability to recognize the benefits of the Mergers; the amount of the costs, fees, expenses and charges related to the Mergers; the Company’s substantial leverage as a result of indebtedness incurred and preferred equity issued in connection with the Mergers, which could adversely affect the Company’s ability to pay cash dividends and meet other cash needs; the Company’s ability to repay, refinance, restructure and/or extend its indebtedness as it comes due; the availability of financing and capital to the Company; the Company’s ability to identify, finance, consummate and integrate additional acquisitions or investments; adverse economic or real estate developments, either nationally or in the markets in which the Company’s properties are located; adverse changes in financial markets or interest rates; the nature and extent of competition for tenants and acquisitions; other factors affecting the retail industry or the real estate industry generally; and other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and other documents filed by the Company with the SEC from time to time. The Company can provide no assurances that the remaining Mergers will close on the timing described herein or at all. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required financial statements of the acquired property will be filed in accordance with 8-06 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this initial Current Report was required to be filed.

(b)	Unaudited Pro Forma Financial Information.

The required pro forma financial statements of the Company will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this Current Report was required to be filed.

(d)	Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Premier Brookhill LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Brookhill Merger Sub LLC (incorporated by reference to Exhibit 2.17 to the Company’s Current Report on Form 8-K filed on May 31, 2019).

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Premier Brookhill LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Brookhill Merger Sub LLC (incorporated by reference to Exhibit 2.17 to the Company’s Current Report on Form 8-K filed on December 3, 2019).

2.3

Second Amendment to the Agreement and Plan of Merger, dated as of December 27, 2019, by and among BSV Premier Brookhill LLC, Broad Street Operating Partnership, LP, Broad Street Realty, Inc. and BSV Brookhill Merger Sub LLC (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on December 27, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY, INC.

January 6, 2020	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer

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